UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2006

Fellows Energy Ltd.
(Exact name of registrant as specified in its charter)

Nevada	000-33321	33-0967648
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

370 Interlocken Boulevard, Suite 400, Broomfield, Colorado 80021
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (303) 327-1525

Copies to:
Marc Ross, Esq.
Darrin Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 10, 2006, Fellows Energy, Ltd. (the “Company”) engaged the firm of Mendoza Berger & Company, LLP (“Mendoza Berger”) to serve as its independent registered public accountants for the fiscal year ending December 31, 2005. On March 9, 2006, the Company notified Hall and Company, CPAs (“Hall and Company”) that it was terminating Hall and Company’s services. The decision to change accountants was recommended and approved by the Company’s Audit Committee and Board of Directors. The Company decided to switch its independent registered public accountanting firm because the audit engagement partner it had worked with at Hall and Company left to join Mendoza Berger. The Company believes this partner’s intimate knowledge of its operations from inception merits a transition to Mendoza Berger.

During the two fiscal years ended December 31, 2003 and 2004, and through March 9, 2006, (i) there were no disagreements between the Company and Hall and Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Hall and Company would have caused Hall and Company to make reference to the matter in its reports on the Company’s financial statements, and (ii) except for Hall and Company’s report on the Company's December 31, 2004 financial statements dated March 29, 2005, except for Note 12, as to which the date is February 13, 2006, which included an explanatory paragraph wherein they expressed substantial doubt about the Company's ability to continue as a going concern, Hall and Company’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, or was modified as to audit scope or accounting principles. During the two fiscal years ended December 31, 2004 and 2003 and through March 9, 2006, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

During the two fiscal years ended December 31, 2004 and 2003 and through March 9, 2006, the Company has not consulted with Mendoza Berger regarding either:

1.
The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to Mendoza Berger nor oral advice was provided that Mendoza Berger concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
Any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv) of Regulation S-B.

On March 14, 2006, the Company provided Hall and Company with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that Hall and Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements within 10 business days of the filing of this Form 8-K. Such letter is filed herewith as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
16.1	Letter on change in certifying accountant dated March 15, 2006 from Hall and Company, CPAs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fellows Energy Ltd.

Date: March 15, 2006	By:	/s/ George S. Young
George S. Young
Chief Executive Officer